SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report June 30, 1995
                (Date of earliest event reported) June 27, 1995


                                   AUGAT INC.
               --------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                                  Massachusetts
                 ----------------------------------------------
                 (State or other Jurisdiction of incorporation)


                         1-6176                      04-2022285
                ------------------------  ---------------------------------
                (Commission File Number)  (IRS Employer Identification No.)

                 89 Forbes Boulevard
                 P.O. Box 448
                 Mansfield, Massachusetts                     02048
                ----------------------------------------   ----------
               (Address of principal executive offices)    (Zip Code)


                  Registrant's telephone number, including area code
                                    (508) 543-4300

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          Item 5 -  Other Events

                    On June 27, 1995, the Registrant announced the acquisition of Elastomeric Technologies Inc., a manufacturer of customized interconnection technology used in communications and
          portable electronics.   Financial terms of the agreement were not
          disclosed. Enclosed as Exhibit 1 is a copy of the news release covering the above item.

          Item 7 -  Financial Statements and Exhibits

                    (a)  Financial Statements - None
                    (b) Exhibit 1 - The Registrant's news release dated June 27, 1995.



                                   Signatures


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.




                                                  Augat Inc.
                                        ------------------------------
                                                 (Registrant)


                                   By:        Ellen B. Richstone
                                        ------------------------------
                                              Ellen B. Richstone
                                              Vice President and
                                              Chief Financial Officer



          Date:  June 30, 1995
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